Table of Contents (continued)

IRON STRATEGIC INCOME FUND

Fund Summary

Investment Objective

The investment objective of the IRON Strategic Income Fund (the “Strategic Income Fund” or the “Fund”) is to maximize total return. Total return is comprised of both income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategic Income Fund.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Institutional Class
Redemption Fee (as a percentage of the amount redeemed within 30 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	NONE
Other Expenses	0.29%	0.19%
Acquired Fund Fees and Expenses	0.38%	0.38%

Total Annual Fund Operating Expenses[1]	1.92%	1.57%

[1]

Total Annual Fund Operating Expenses do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this prospectus. The Fund’s financial highlights reflect the operating expenses of the Fund and do not include the effect of Acquired Fund Fees and Expenses. Without the Fees and Expenses of Acquired Funds, the Total Annual Fund Operating Expenses would be 1.54% for the Investor Class and 1.19% for the Institutional Class.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%

IRON STRATEGIC INCOME FUND

Fund Summary (continued)

return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$195	$603	$1,037	$2,243
Institutional Class	$160	$496	$855	$1,867

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 191%.

Principal Investment Strategies

The Strategic Income Fund seeks to attain its investment objective by strategically adjusting the portfolio’s market exposure, typically to fixed income markets, including high yield securities (commonly known as “junk bonds”), convertible bonds and cash. The Fund’s adviser, IRON Financial, LLC, employs a top down approach that includes a review of fundamental and quantitative factors to determine the desired economic exposure at any given time. This total return approach strives to earn interest income on securities held in the Fund’s portfolio and to generate capital appreciation through strategic adjustments of the Fund’s assets. At the same time, the adviser focuses on limiting downside risk in weaker market environments.

When the adviser concludes that the risk/reward relationship is unfavorable in certain fixed income markets, the adviser will take necessary steps to adjust the Fund’s market exposure. The adviser has the ability to reduce the Fund’s market exposure by following one or more of these actions: (1) selling portfolio securities and thereby increasing the Fund’s cash position; (2) hedging the Fund’s exposure to the fixed income markets (including high yield markets) through the use of derivatives including credit default swaps and/or futures contracts; or (3) selling portfolio securities and using some or all of the proceeds to purchase other investments, including but not limited to investment grade bonds, treasuries, or derivatives such as credit default swaps or treasury futures. The Fund’s adviser may sell a security to manage risk and/or if it identifies another investment it believes will outperform a current position. In addition, the adviser analyzes shifts in the yield curve as well as

IRON STRATEGIC INCOME FUND

Fund Summary (continued)

dislocations in the pricing of various securities in order to find investment opportunities.

The Fund’s adviser conducts an ongoing analysis of the overall economic environment by reviewing factors including, but not limited to: (i) money flows, (ii) inflation and interest rate environments, (iii) health of securitization markets, (iv) delinquencies, default and recovery rates of debt markets, (v) The Conference Board Leading Economic© Index for leading economic indicators, (vi) monetary policy, and (vii) sovereign debt and currency movements. With regard to high yield markets, the Fund’s adviser will routinely examine new issuances, fund flows, corporate balance sheets, earnings and cash flows, credit quality, default rates, and supply/demand. Similarly, the Fund’s adviser monitors a number of key movements among a variety of markets. These include, but are not limited to, prices, spreads, yields, dollar-weighted volume of trading, momentum, and volatility. Additionally, long and short exposure instruments are evaluated based on relative value, cost, liquidity and diversification.

Under normal market conditions, the Fund invests primarily in fixed income securities, including high yield securities that are rated below investment-grade, cash, and fixed income related derivatives. The Fund may invest in these securities directly or through investments in other investment companies (including open-end funds, money market funds, and exchange-traded funds (“ETFs”)) that invest in a broad range of debt securities and derivative instruments. The Fund and underlying funds may invest in different types of fixed income, variable and floating rate debt securities of any quality or maturity including but not limited to bonds, corporate debt, foreign corporate and sovereign debt securities, loans, notes, mortgage-backed securities, restricted securities, municipal securities, government securities, convertible and preferred securities, swaps, swaptions, futures, options and options on futures. The Fund may invest up to 15% of its net assets (at the time of purchase) in illiquid securities. The Fund may engage in repurchase agreements and securities lending with broker-dealers and other financial institutions to earn income.

Derivative instruments traded directly by the Fund may include credit default swaps, total return swaps, swaptions, credit and equity option contracts, futures contracts and options on futures contracts and foreign currency transactions. The Fund and underlying funds in which it invests may use derivative instruments for any purpose consistent with their investment objectives, including hedging or managing risk, obtaining market exposure, or ensuring that the Fund’s portfolio maintains sufficient liquidity to meet potential redemptions by Fund shareholders. For example, the Fund may enter into a credit default swap to hedge the credit risk of its portfolio or to increase the portfolio’s credit exposure. Options may be used to hedge or obtain

IRON STRATEGIC INCOME FUND

Fund Summary (continued)

exposure to a security or market. Treasury futures contracts and options thereon may be used to adjust the duration of the Fund’s portfolio and/or exposure to various parts of the yield curve. The Fund may invest in derivatives subject only to limits imposed on mutual funds under applicable federal securities laws. Derivative transactions may have leverage in their terms.

The Fund may also invest in securities convertible into common stocks, equity securities or securities with a value based on equity securities. These securities may include common stocks of U.S. or foreign companies of any market capitalization including, but not limited to, small- and mid-cap companies and companies operating in developed or emerging countries. The selection process includes quantitative methodologies combined with fundamental, relative value and liquidity analysis. The Fund also may engage in short sales. For example, equity securities of the issuer of a bond held by the Fund may be sold short as an alternative hedge to selling the underlying bond.

Principal Risks

All investments involve risk, and the Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

•	Fixed Income Securities Risks.

•

Interest Rate Risk. The market value of fixed income securities in which the Fund invests, either directly or through investments in other investment companies, and, thus, the Fund’s net asset value, can be expected to vary inversely with changes in interest rates.

•	Duration Risk. Prices of fixed income securities with longer effective durations are more sensitive to interest rate changes than those with shorter effective durations.

•

Credit Risk. The issuer of a fixed income security may not be able or willing to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

•

Junk Bond Risk. The Fund invests substantially (either directly or through investments in other investment companies) in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), as well as derivatives of such securities, and therefore is likely to be subject to greater levels of credit and liquidity risk than funds that do not invest in such

IRON STRATEGIC INCOME FUND

Fund Summary (continued)

securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

•

Prepayment and Extension Risk. As interest rates decline, the issuers of fixed income securities may prepay principal earlier than scheduled, forcing the Fund (or an underlying fund) to reinvest in lower yielding securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities.

•

Investment Company Securities Risk. Because the Fund invests substantially in other investment companies (including ETFs, money market funds, and open-end mutual funds), it indirectly bears the acquired funds’ fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. When the Fund invests in other funds, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund will be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds).

•	ETF Risk. An ETF’s shares may trade at a market price above or below their net asset value, and an active trading market for an ETF’s shares may not develop or be maintained.

•

Government Securities Risk. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. It is possible that the U.S. government would not provide financial support to certain of its agencies or instrumentalities if it is not required to do so by law. If a U.S. government agency or instrumentality in which the Fund (or an underlying fund) invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price and/or yield could fall.

•

Market Risk. The prices of securities held by the Fund (or underlying funds) may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Equity securities may involve

IRON STRATEGIC INCOME FUND

Fund Summary (continued)

large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

•

Management Risk. The adviser’s process of strategically adjusting the portfolio’s market exposure may fail to produce the intended results. If the adviser’s expectations for a particular asset class are not realized in the expected timeframe, the Fund’s overall performance may suffer.

•

Foreign Investments Risk. Investing in foreign companies (whether directly or through American Depositary Receipts (“ADRs”) or underlying funds that invest in foreign securities) or currencies can increase the potential for losses and may include, among others, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. ADRs do not eliminate all of the risks associated with direct investment in the securities of foreign issuers. The risks of foreign investing are typically greater for investments in companies located in emerging markets.

•

Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Fund’s adviser may trade foreign currencies, including to benefit from changes in the relative value of certain currencies as well as to hedge against currency movements in the various markets in which foreign issuers are located. The value of the Fund’s foreign securities may be subject to the risk of adverse changes in currency exchange rates and any strategy involving currency related transactions may not be successful.

•

Derivatives Risks. A small investment in derivatives could have a potentially large impact on the Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund. The use of derivatives involves the risk that changes in the value of a derivative held by the Fund may not correlate with the Fund’s other investments. The low margin or premiums normally required in derivative transactions may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss.

•

Swap Risks. Swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, swaps are subject to illiquidity risk, counterparty risk and credit risk. The

IRON STRATEGIC INCOME FUND

Fund Summary (continued)

Fund could also suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. The Fund may also invest in swaptions, which are options to enter into swaps. Such investments would also be subject to options risks, as discussed below.

•

Options Risks. The seller (writer) of a call option which is covered (that is, the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option (that is, where the seller does not own the underlying security) assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. The Fund may also invest in swaptions, which are options to enter into swaps. Such investments would also be subject to swap risks, as discussed above.

•

Futures Contracts and Options on Futures Contracts Risks. There is no assurance that a liquid secondary market will exist for futures contracts (or related options) purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Futures positions may be illiquid, which could prevent the Fund from liquidating positions at desirable prices and cause it to be subject to substantial losses. Trading in commodity futures contracts and related options are highly specialized activities that may entail greater than ordinary investment or trading risks.

•

Hedging Risks. Hedging strategies can reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. Also, to the extent the profit or loss from the derivative and from the corresponding long position do not correlate, there is the risk that the Fund will realize a net loss.

•

Counterparty Risk. Participants in “over-the-counter” or “interdealer” markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. When the Fund invests in over-the-counter transactions (including options), it is assuming a credit risk with regard to parties with which it trades and also bears the risk of settlement

IRON STRATEGIC INCOME FUND

Fund Summary (continued)

default. This is the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties.

•

Credit Risk. The Fund could lose its entire investment if it engages in a swap or other over-the-counter transaction with a counterparty that declares bankruptcy. Wider credit spreads and decreasing market values represent a deterioration of a counterparty’s credit soundness and a greater likelihood or risk of default occurring.

•

Currency Futures Trading Risks. Currency futures trading involves additional risks. To the extent the adviser’s view as to certain market movements or currency fluctuations is incorrect, the use of currency futures could result in losses greater than if they had not been used. In addition, currency futures trading has market risk, interest rate risk and country risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate.

•

Short Sale Risk. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities because there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Short selling will also result in higher transaction costs and may result in higher taxes.

•

Risk of Potential Government Regulation of Derivatives. The regulation of certain derivatives, including futures, swaps and options transactions, in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse. Future regulation of various types of derivatives, including futures, swaps and options

IRON STRATEGIC INCOME FUND

Fund Summary (continued)

transactions, could limit or prevent the Fund from using these instruments as part of its investment strategy, which could prevent the Fund from achieving its investment objective.

•	Liquidity Risk. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

•

Repurchase Agreement Risks. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If the value of the collateral becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount.

•

Securities Lending Risks. When the Fund engages in securities lending, it will be subject to the risk that it may experience a delay in receiving additional collateral to secure a loan or a delay in recovering the loaned securities if the borrower defaults.

•

Convertible Securities Risk. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Performance

The bar chart below shows how the Strategic Income Fund’s investment returns have varied from year to year since the Fund’s inception as represented by the performance of Institutional Class shares (the Class with the longest period of annual returns). The performance of Investor Class shares will differ due to differences in expenses. The table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

IRON STRATEGIC INCOME FUND

Fund Summary (continued)

Institutional Class

Annual Total Return (for years ended December 31st) [update]

Highest/Lowest quarterly results during this time period were:

Best Quarter:	2nd Quarter, 2009, 12.52%
Worst Quarter:	3rd Quarter, 2011, (5.54)%

Average Annual Total Returns (for the periods ended December 31, 2015)

	One Year	Five Years	Since Inception[1]
Strategic Income Fund – Institutional Class
Return before Taxes	(3.02)%	2.35%	5.79%
Return After Taxes on Distributions	(4.51)%	0.43%	4.03%
Return After Taxes on Distributions and Sale of Fund Shares	(1.70)%	1.14%	4.06%
Credit Suisse Hedge Fund Index	(0.71)%	3.56%	4.55%
Strategic Income Fund – Investor Class
Return before Taxes	(3.37)%	2.01%	6.80%

[1]

Institutional Class shares commenced operations on October 11, 2006. Investor Class shares commenced operations on February 2, 2009. The “Since Inception” return for the Credit Suisse Hedge Fund Index (formerly the Dow Jones Credit Suisse Hedge Fund Index) is shown as of September 29, 2006.

IRON STRATEGIC INCOME FUND

Fund Summary (continued)

After-tax returns are shown for the Institutional Class only. After-tax returns for the Investor Class will vary. After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The index returns presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the Index would be lower).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (877) 322-0575. Updated performance information may also be accessed on the Fund’s website at www.ironfunds.com.

Portfolio Management

Investment Adviser – IRON Financial, LLC

Portfolio Managers – The following portfolio managers have been jointly responsible for the day-to-day management of the Fund since its inception in October 2006.

•	Aaron Izenstark; Co-Founder and Chief Investment Officer

•	Daniel Sternberg; Portfolio Manager

For important information about buying and selling Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please see “Additional Summary Information” beginning on page 16.

IRON EQUITY PREMIUM INCOME FUND

Fund Summary

Investment Objective

The IRON Equity Premium Income Fund (the “Premium Income Fund” or the “Fund”) seeks to provide superior risk-adjusted total returns relative to the CBOE S&P 500 BuyWrite Index (BXMSM) (net of Fund expenses).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Premium Income Fund.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Institutional Class
Redemption Fee (as a percentage of the amount redeemed within 30 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	NONE
Other Expenses[1]	0.93%	0.83%
Acquired Fund Fees and Expenses	0.10%	0.10%

Total Annual Fund Operating Expenses	2.18%	1.83%
Fee Waiver/Expense Reimbursement[2]	(0.73)%	(0.73)%

Total Annual Fund Operating Expenses	1.45%	1.10%

(After Fee Waiver/Expense Reimbursement)

[1]	Other expenses are based on estimated amounts for the current fiscal year.
[2]

The Fund’s adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding brokerage fees and commissions; fees paid pursuant to the Administrative Services Plan (Investor Class only); borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; any 12b-1 fees; taxes; extraordinary expenses; and any indirect expenses, such as acquired fund fees and expenses) do not exceed 1.00% of the Fund’s average daily net assets through January 31, 2017. Any waiver or reimbursement by the adviser is subject to repayment by the Fund within three fiscal years; provided that the Fund is able to make the repayment without exceeding the 1.00% limitation. This expense cap may not be terminated prior to this date except by the Board of Trustees.

IRON EQUITY PREMIUM INCOME FUND

Fund Summary (continued)

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. It assumes a 5% return on your investment each year and that the Fund’s operating expenses remain the same. Only the first year in each period in the Example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

	1 year	3 years
Investor Class	$148	$612
Institutional Class	$112	$505

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, above, affect the Fund’s performance. The Fund’s turnover rate will be available after the Fund completes its first fiscal year.

Principal Investment Strategies

The Premium Income Fund invests primarily in one or more exchange-traded funds that track the performance of the S&P 500® Index (the “Underlying ETFs”) while employing an actively managed strategy of writing (selling) call options on all or a portion of the Underlying ETFs. Writing call options is intended to generate income in the form of option writing premiums while reducing volatility associated with the Fund’s exposure to U.S. equities.

Investing in the Underlying ETFs provides the Fund with passive exposure to the performance of the S&P 500® Index, a widely recognized benchmark of U.S. stock performance that is dominated by the stocks of large U.S. companies. Under normal circumstances, the Fund intends to be substantially invested in one or more Underlying ETFs, regardless of the current or projected performance of the Underlying ETFs. The Fund will, as a policy, invest at least 80% of its net assets in equity securities under normal circumstances. The Fund considers the Underlying ETFs to be “equity securities” for purposes of this policy, and expects that its entire equity portfolio will be comprised of one or more Underlying ETFs.

IRON EQUITY PREMIUM INCOME FUND

Fund Summary (continued)

The Fund’s investment adviser, IRON Financial, LLC, actively manages the Fund’s option writing strategy using a quantitative model that takes into account multiple factors, including option premium, certain risk measures, tenor (i.e., the amount of time remaining until expiration), and implied and realized volatility. The adviser monitors each of the Fund’s open written option positions to determine whether to close out the position (by repurchasing the written option) or to allow the option to expire. This active management is intended to permit the Fund to realize much of the capital appreciation of the Underlying ETFs while capturing option premium and reducing the volatility associated with the Underlying ETFs.

As the seller of a call option on an Underlying ETF, the Fund receives cash (the “premium”) from the purchaser. The purchaser of the call option has the right to purchase the security underlying the option at a specified price (the “exercise price” or “strike price”) at any time during the term of the option. If the purchaser exercises the option, the Fund will be required to deliver the Underlying ETF position covering the option at the exercise price.

The Fund has the flexibility to write call options on the Underlying ETFs with an aggregate notional value equal to the market value of its positions in the Underlying ETFs, or to write no options at all. The extent of the Fund’s option writing activity depends on the adviser’s assessment of market conditions and the attractiveness of writing call options on the Underlying ETFs.

The Fund’s option writing strategy is intended to reduce the Fund’s volatility relative to U.S. equity securities and provide the Fund with gains from premiums received. However, writing call options may reduce the Fund’s ability to profit from increases in the value of its equity portfolio, especially in sharply rising equity markets.

Principal Risks

All investments involve risk, and the Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund.

•

Underlying ETFs Risk. The Fund invests primarily in one or more Underlying ETFs, rather than holding individual stocks or other investments directly. Much of the Fund’s performance depends on the investment performance (positive or negative) of the Underlying ETFs. An investment in the Fund is thus subject to the risks of the Underlying ETFs, including those described below. The Fund and its investors will also indirectly bear a portion of the fees and expenses of the Underlying ETFs held by the Fund. These fees are in addition to the Fund’s

IRON EQUITY PREMIUM INCOME FUND

Fund Summary (continued)

direct fees and expenses, and may be considered duplicative. An Underlying ETF’s shares may trade at a market price above or below its net asset value and an active (or liquid) trading market for an Underlying ETF’s shares may not be maintained. Trading in shares of an Underlying ETF may be halted by the activation of individual or market-wide trading halts.

•

Market Risk. The Fund’s investment in an Underlying ETF involves risks similar to investing in equity securities directly or in a fund that holds equity securities. The value of the Underlying ETFs held by the Fund will fluctuate due to general market or economic conditions, including fluctuations caused by economic or political developments, perceived trends in stock prices, and changes in interest or currency rates. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The value of the Underlying ETFs will also fluctuate due to factors affecting specific issuers held by the Underlying ETFs. The Underlying ETFs may, at times, become focused in stocks in a particular market sector, which would subject the Underlying ETFs to proportionally higher exposure to events affecting that sector. The Underlying ETFs are substantially exposed to the large capitalization sector of the U.S. stock market, which may underperform the overall U.S. stock market for extended periods of time.

•

Management Risk. The Fund’s written call option strategy is actively managed and is thus subject to management risk. The adviser will apply its investment techniques and risk analysis in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. The Fund’s written call option strategy may not be successful in reducing the Fund’s volatility, and could cause the Fund to underperform its benchmark and other funds with similar investment objectives and strategies.

•

Quantitative Model Risk. The adviser’s use of quantitative modeling to assist in managing the Fund’s written call option strategy may not be successful. The quantitative model may be flawed, may not work as expected, and may cause the Fund to underperform other funds with similar investment objectives and strategies.

•

Passive Index-Based Investing Risk. The Underlying ETFs are not actively managed and instead designed to passively track the performance of the S&P 500® Index. The Fund anticipates investing substantially in one or more Underlying ETFs regardless of the adviser’s assessment of the current or projected performance of the Underlying ETFs. Maintaining investments in the Underlying ETFs regardless of market conditions or the performance of the Underlying ETFs could cause the Fund’s returns to be lower than if the Fund

IRON EQUITY PREMIUM INCOME FUND

Fund Summary (continued)

employed a fundamental investment approach to security selection with respect to the equity portion of its portfolio.

•

Tracking Error Risk. While each Underlying ETF is designed to track the performance of the S&P 500® Index, the performance of an Underlying ETF may differ from the performance of the S&P 500® Index for several reasons, including operating expenses and transaction costs incurred by the Underlying ETF and differences in holdings.

•

Written Call Options Risk. The Fund’s call option writing strategy may not reduce the extent of the Fund’s losses during market declines because the Fund will continue to bear the risk of a decline in the value of its equity portfolio. In a sharply declining market, the Fund will likely experience a sharp decline in its net asset value. There are several additional risks associated with writing call options, including the following:

•

As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market value of the Underlying ETF covering the option and foregoes, during the life of the option, the opportunity to profit from an increase in the market value of the Underlying ETF above the strike price of the call. In a rising market, the Fund could significantly underperform the market.

•

The effective use of written call options depends on the Fund’s ability to terminate these options positions at times when the adviser deems it desirable to do so. There is no guarantee that the Fund will be able to effect closing transactions on written options at any particular time or at an acceptable price. A liquid market may not exist when the Fund seeks to close out a written call option position. If the Fund is unable to close out an unexpired written option position, the Fund would not be able to sell the Underlying ETF covering the option until the option expires.

•

Market conditions or a lack of a ready market for a particular call option may reduce the effectiveness of the Fund’s written option strategy and prevent the Fund from achieving its investment objective.

•

In certain circumstances, the exercise (or strike) price of a call option written by the Fund on an Underlying ETF may be adjusted downward before the option’s expiration as a result of events affecting the Underlying ETF. This would reduce the Fund’s capital appreciation potential on the Underlying ETF.

•	The Fund’s options transactions will be subject to limitations established by each of the exchanges or other trading facilities on which such options are traded.

IRON EQUITY PREMIUM INCOME FUND

Fund Summary (continued)

•

New Fund Risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, your interest in the Fund may be liquidated at an inopportune time.

Performance

Performance information will be available after the Fund completes a full calendar year of operation.

Portfolio Management

Investment Adviser – IRON Financial, LLC

Portfolio Managers – The following portfolio managers have been responsible for the day-to-day management of the Fund since its inception in October 2015.

•	Edward Connolly; Director, Portfolio Management and Trading

•	Aaron Izenstark; Co-Founder and Chief Investment Officer

•	Dr. Ramesh Poola, Ph.D., CFA; Manager Director of Investment and Quantitative Research

•	Joe Fanaro; Portfolio Management and Trading

Additional Summary Information

Purchase and Sale of Fund Shares

Minimum Initial Investment:	To Place Buy or Sell Orders
$10,000 Minimum Additional Investment: $1,000	By Mail: IRON Funds c/o: Ultimus Asset Services, LLC P.O. Box 6110 Indianapolis, IN 46206 By Phone: (877) 322-0575

Purchases placed via intermediaries may have minimums higher or lower than those listed above.

You may also sell or redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

Each Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.  Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund’s shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Principal Investment Strategies

Additional information about the principal types of securities in which the Fund may invest is set forth below:

Debt Securities. Debt securities in which the Fund (or underlying funds) may invest include bonds, loans, notes, corporate debt, restricted securities, municipal securities, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (“government securities”), structured products, derivatives, foreign corporate and sovereign debt securities, convertible securities, and high yield bonds rated lower than Baa by Moody’s Investor Services, Inc.® (“Moody’s”) or lower than BBB by Standard & Poor’s® (“S&P”) or, if unrated, determined to be of comparable quality by the adviser (commonly known as “junk bonds”), as well as shares of open- or closed-end funds or ETFs that invest primarily (or are designed to track the value of) debt securities.

Junk Bonds. The Fund invests significantly in junk bonds, directly and through investing in other investment companies that invest in junk bonds. The term “junk bond” refers to high yield-high risk securities that are rated below investment grade by recognized rating agencies or are unrated securities of comparable quality. Junk bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest, and are subject to substantial risks. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn, issuers of lower grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to make payments on its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer.

The Fund may invest up to 5% of its net assets in the lowest rated high yield securities, which typically are in default. Lower grade securities frequently have call or

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redemption features that would permit an issuer to repurchase the security from the Fund or an underlying fund that holds it. If a call were exercised by the issuer during a period of declining interest rates, the Fund or an underlying fund is likely to have to replace the called security with a lower yielding security, thus decreasing its net investment income. Lower grade securities tend to be more volatile than higher-rated fixed income securities, so that adverse economic events may have a greater impact on the prices of lower grade securities than on higher-rated fixed income securities. Factors adversely affecting the market value of such securities are likely to adversely affect the Fund’s net asset value which, in turn, may adversely affect the value of your investment.

Like higher-rated fixed income securities, lower grade securities generally are purchased and sold through dealers that make a market in such securities for their own accounts. There are generally fewer dealers in the lower grade securities market, which may be less liquid than the market for higher-rated fixed income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for lower grade securities by various dealers. As a result, during periods of high demand in the lower grade securities market, it may be difficult for the Fund or an underlying fund to acquire lower grade securities appropriate for investment. Adverse economic conditions and investor perceptions thereof (whether or not based on economic reality) may impair liquidity in the lower grade securities market and may cause a reduction in the prices received by the Fund or an underlying fund. In addition, the Fund or an underlying fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet its liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuers. Under such conditions, judgment may play a greater role in valuing certain of the Fund’s or an underlying fund’s portfolio instruments than in the case of instruments trading in a more liquid market. Moreover, the Fund or an underlying fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

Other Investment Companies. The Fund’s portfolio typically is comprised substantially of shares of other investment companies (including open-end funds, money market funds and ETFs) that invest in a broad range of fixed income and equity securities, derivatives, and illiquid securities. The Fund indirectly will bear its proportionate share of all management fees and other expenses of the underlying funds in which it invests. Therefore, the Fund will incur higher expenses than other

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mutual funds that invest directly in securities. Actual expenses are expected to vary with changes in the allocation of the Fund’s assets among the various underlying funds in which it invests. The Investment Company Act of 1940 (the “1940 Act”) restricts investments by registered investment companies, such as the Fund, in the securities of other investment companies, including ETFs. However, pursuant to exemptive orders issued by the SEC to various ETF sponsors, the Fund is permitted to invest in these ETFs beyond the limits set forth in the 1940 Act subject to certain terms and conditions set forth in the applicable exemptive order, including a condition that the Fund enter into an agreement with the relevant ETF prior to investing beyond the 1940 Act’s limits. This means that the Fund may invest a substantial portion of its assets in a single underlying fund, or the Fund may own a substantial portion of the outstanding shares of an underlying fund. The Fund is independent from any of the underlying funds in which it invests and it has no voice in or control over the investment strategies, policies or decisions of the underlying funds. The Fund’s only option is to liquidate its investment in an underlying fund in the event of dissatisfaction with the fund. At certain times, an underlying fund may limit the Fund’s ability to sell shares of the underlying fund. In these cases, such investments may be considered illiquid.

Derivatives. The Fund and underlying funds in which it invests may use derivative instruments for any purpose consistent with their investment objectives including hedging or managing risk, or ensuring that the Fund’s portfolio maintains sufficient liquidity to meet potential redemptions by Fund shareholders. Derivative securities may be used to “lock-in” realized but unrecognized gains in the value of the Fund’s securities. Risk management strategies include, but are not limited to, facilitating the sale of securities, managing the effective maturity or duration of debt obligations in the Fund’s or creating alternative exposure to debt securities. The Fund may also use derivatives to establish a position in the fixed income or equity markets as a substitute for buying, selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way to invest than traditional securities.

The derivative securities that the Fund or an underlying fund may purchase or sell include, but are not limited to, credit default swaps, interest rate swaps, total return swaps, exchange-traded option contracts, swaptions, over-the-counter contracts (such as forward contracts), futures contracts, options (including options on futures contracts), other securities or contracts whose values depend on the value of one or more other assets (such as securities, commodities, or various indices), and financial

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instruments such as baskets of securities based on various bond and equity indices. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices). Derivative investments may generate a return that is more volatile than what would be generated if the Fund had invested in the referenced asset or pool of assets directly. The Fund may invest in derivatives subject only to limits imposed on mutual funds under applicable federal securities laws. The low margin or premiums normally required in derivative transactions may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss.

Equity derivatives may be purchased, sold or sold short based on the adviser’s technical and fundamental analyses, as well as a security’s correlation to other holdings in the portfolio. Equity derivatives may be traded in a number of ways, for example, put options on an equity index may be bought to hedge the Fund’s portfolio or to increase the Fund’s returns. Alternatively, short positions may be taken based on the adviser’s negative views of certain equities. During adverse market conditions, high yield securities become very economically sensitive, and taking short positions in equity securities may help to protect the portfolio during volatile times. Equity securities of the issuer of a bond held by the Fund may also be sold short as an alternative hedge to selling the underlying bond.

Swaps. The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indices, specific securities and commodities, credit default swaps, and total return swaps. The Fund may also enter into swaptions, which are options to enter into a swap transaction. The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible, or to hedge or manage risk.

Swap agreements are two party contracts (with the second party being an exchange in the case of exchange-cleared swaps) entered into primarily by institutional investors.

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In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on, or increase in, value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities or commodities representing a particular index.

In a credit default swap agreement, the “buyer” is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the referenced obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the referenced obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps held in the Fund’s portfolio may experience price fluctuations.

Whether the Fund’s use of swap agreements will be successful will depend on the ability of the adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. To the extent the Fund’s exposure to the counterparty is not fully collateralized, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that present minimal credit risks as determined by the adviser.

Rule 144A Securities. The Fund may invest in Rule 144A securities. Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements for resales of certain securities to qualified institutional buyers. Rule 144A securities are not considered to be illiquid for

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purposes of the Fund’s illiquid securities policy, if such securities satisfy the conditions enumerated in Rule 144A and are determined to be liquid by the adviser in accordance with the requirements established by the Board of Trustees. Certain Rule 144A securities may be structured as investment trusts. Rule 144A securities will not be considered illiquid as long as the adviser determines, under guidelines approved by the Board of Trustees, that an adequate trading market exists. The Fund’s investment in 144A securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Illiquid Securities. The Fund may invest up to 15% of its net assets in securities that are not “readily marketable,” such as junk bonds and certain derivatives, that may constitute illiquid securities. A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. In determining the liquidity of such securities, the adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace where it trades (e.g. the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Investments in illiquid securities involve the risk that the Fund may be unable to sell an illiquid security or sell it at the price that the Fund had valued the security. In addition, the Fund may be required to liquidate positions on unfavorable terms and at a time contrary to the interests of the Fund in order to raise cash to pay redemptions. If a security is determined to be illiquid, the security may be valued at a fair value (an amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the adviser, based on good faith pricing guidelines established by the Board of Trustees. Fair value pricing also is permitted under these guidelines if, in the adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the calculation of the Fund’s net asset value that may affect a security’s value, or the adviser is aware of any other data that calls into question the reliability of market quotations. The sale of illiquid securities may require more time and result in higher transaction costs and other selling expenses than the sale of liquid securities.

Foreign Securities. Foreign securities include securities issued by foreign governments or foreign private issuers. When the Fund invests in foreign securities, either directly or through investments in other funds that invest primarily in foreign

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securities, it will be subject to additional risks not typically associated with investing in securities of domestic issuers. These risks include, among others, (i) lack of publicly available information about the foreign issuer; (ii) lack of uniformity in accounting, auditing and financial standards and/or requirements comparable to those applicable to U.S. companies; (iii) country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets); (iv) different trading practices; (v) limited trading markets; (vi) greater volatility; and (vii) currency risk – which may negatively impact the value of the Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country.

Convertible Securities. Convertible securities are securities that may be exchanged or converted into a predetermined number of the issuer’s underlying common shares, the common shares of another company or that are indexed to an unmanaged market index at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, stock purchase warrants, zero-coupon bonds or liquid-yield option notes, Eurodollar convertible securities, convertible securities of foreign issuers, stock index notes, or a combination of the features of these securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities and provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. When the market price of a common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities are ranked senior to common stock on an issuer’s capital structure and they are usually of higher quality and normally entail less risk than the issuer’s common stock, although the extent to which risk is reduced depends in large measure to the degree to which convertible securities sell above their value as fixed income securities.

Preferred Securities. The Fund may invest in preferred securities. Like common stock, preferred stock represents partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Preferred securities provide a specific dividend that is paid before any dividends are paid to common stock holders, and that takes precedence over common stock in the event of a liquidation. In some cases, preferred stock may not pay a specific dividend.

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Short Sales. The Fund (or the underlying funds in which the Fund may invest) may engage in short selling activities, which are significantly different from the investment activities commonly associated with conservative funds. When the Fund (or an underlying fund) engages in a short sale, it sells a security it does not own and, to complete the sale, borrows the same security from a broker or other institution. The Fund (or underlying fund) must replace the borrowed security by purchasing it at the market price at the time the Fund (or underlying fund) chooses to close the short sale, or at the time it is required to do so by the lender, whichever is earlier. The Fund (or underlying fund) may make a profit or loss depending upon whether the market price of the security sold short decreases or increases between the date of the short sale and the date on which the Fund (or underlying fund) must replace the borrowed security. When the Fund (or an underlying fund) makes a short sale for hedging purposes, the profit or loss associated with the short position is intended to offset any profit or loss associated with a corresponding long position (or long positions) in another security (or other securities). To the extent the profit or loss associated with the short position does not correlate precisely with the profit or loss associated with the corresponding long positions, the Fund (or underlying fund) will realize a net profit or loss.

Principal Risks of Investing in the Fund

All investments involve risk, and the Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

•	Fixed Income Securities Risks.

•

Interest Rate Risk. The market value of fixed income securities in which the Fund invests (either directly or through investments in underlying funds) and, thus, the Fund’s net asset value, can be expected to vary inversely with changes in interest rates. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund’s net asset value.

•	Duration Risk. Prices of fixed income securities with longer effective durations are more sensitive to interest rate changes than those with shorter effective durations.

•	Credit Risk. The issuer of a fixed income security may not be able or willing to make interest and principal payments when due. Generally, the lower the

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credit rating of a security, the greater the risk that the issuer will default on its obligation.

•

Junk Bond Risk. The Fund invests substantially in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), as well as derivatives of such securities, either directly or through funds that invest in these securities, and therefore is likely to be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

•

Prepayment and Extension Risk. As interest rates decline, the issuers of fixed income securities may prepay principal earlier than scheduled, forcing the Fund (or an underlying fund) to reinvest in lower yielding securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities.

•

Investment Company Securities Risk. Because the Fund invests substantially in other investment companies (including ETFs, mutual funds, and money market funds) a shareholder’s cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in fixed income securities. The Fund will indirectly bear any fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. Therefore, the Fund could incur higher expenses, many of which may be duplicative. In addition, the Fund will be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the risks taken by the underlying funds in which it invests. At times, underlying funds in which the Fund invests may limit the Fund’s ability to redeem out of the investment and, as a result, such investments may be deemed illiquid.

•

ETF Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that may not apply to non-exchange-traded funds: (i) an ETF’s shares may trade at a market price above or below their net asset value; (ii) an active trading market

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for an ETF’s shares may not develop or be maintained; (iii) an ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•

Government Securities Risk. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. It is possible that the U.S. government would not provide financial support to certain of its agencies or instrumentalities if it is not required to do so by law. If a U.S. government agency or instrumentality in which the Fund (or an underlying fund) invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price and/or yield could fall. The U.S. government guarantees payment of principal and timely payment of interest on certain U.S. government securities. This does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

•

Market Risk. The prices of securities held by the Fund (or underlying funds) may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Equity securities may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

•

Management Risk. The adviser’s process of strategically adjusting the portfolio’s market exposure may fail to produce the intended results. If the adviser’s expectations for a particular asset class are not realized in the expected time frame, the Fund’s overall performance may suffer.

•

Foreign Investments Risk. Investing in foreign companies (whether directly or through ADRs or underlying funds) or currencies may involve more risks than investing in U.S. companies. These risks can increase the potential for losses to the Fund and may include, among others, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

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ADRs do not eliminate all of the risks associated with direct investment in the securities of foreign issuers. The risks of foreign investing are typically greater in the case of investments in companies located in emerging markets, which may exhibit greater price volatility and have less liquidity.

•

Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Fund’s adviser may trade foreign currencies, including to benefit from various changes in the relative value of certain currencies as well as to hedge against currency movements in the various markets in which foreign issuers are located. The value of the Fund’s foreign securities may be subject to the risk of adverse changes in currency exchange rates and any strategy involving currency related transactions may not be successful.

•

Derivatives Risks. A small investment in derivatives could have a potentially large impact on the Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying securities, including the risk that changes in the value of a derivative held by the Fund may not correlate with the Fund’s other investments. The low margin or premiums normally required in derivative transactions may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss.

•

Swap Risks. Swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, swaps may be subject to illiquidity risk, counterparty risk and credit risk. The Fund could also suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. The Fund may also invest in swaptions, which are options to enter into swaps. Such investments would also be subject to options risks, as discussed below.

•

Options Risks. The Fund may use options as part of its investment program. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (that is, the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying

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security above the exercise price of the option. The seller of an uncovered call option (that is, where the seller does not own the underlying security) assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. In such event, the securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. To the extent the premium received does not cover the difference in the market price and the exercise price, the seller will incur a loss when it is obligated to purchase the underlying securities at the higher market price, and sell such securities to the option holder at the lower option price. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The seller (writer) of a put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. In such case, the seller will be obligated to purchase the securities at a higher price from the option holder than the prevailing market price of the securities. The seller will suffer a loss to the extent the premium received is less than the difference between the option price and the market price of the securities. The buyer of a call or put option assumes the risk of losing its entire premium invested in the option. The Fund may also invest in swaptions, which are options to enter into swaps. Such investments would also be subject to swap risks, as discussed above.

•

Futures Contracts and Options on Futures Contracts Risks. The Fund may trade in futures contracts (and related options) on securities indices, U.S. government securities, currencies, and other financial instruments or commodities, a practice which may involve substantial risks. There is no assurance that a liquid secondary market will exist for futures contracts (or related options) purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Futures contract prices on various commodities or financial instruments occasionally have moved to the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent the Fund from liquidating positions at desirable prices and cause it to be subject to substantial

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losses. In addition, the Fund may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low. It is also possible that an exchange or the Commodity Futures Trading Commission (the “CFTC”) may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only. In addition, the CFTC and various exchanges impose speculative position limits on the number of positions that may be held in particular commodities. Trading in commodity futures contracts and related options are highly specialized activities that may entail greater than ordinary investment or trading risks.

•

Hedging Risks. Hedging strategies can reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment. When the adviser uses options and futures contracts for hedging purposes, the profit or loss associated with the options or futures contracts is intended to offset any profit or loss associated with corresponding long positions in other securities, and thus hedging strategies will reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the long positions. Also, to the extent the profit or loss from the derivative and from the corresponding long position do not correlate, there is the risk that the Fund will realize a net loss.

•

Counterparty Risk. Many of the markets in which the Fund effects its derivative transactions are “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. When the Fund invests in over-the-counter transactions (including options), it is assuming a credit risk with regard to parties with which it trades and also bears the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus

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causing the Fund to suffer a loss. Counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one counterparty, subject to any limitations imposed by the 1940 Act. The ability of the Fund to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

•	Credit Risk. The Fund could lose its entire investment if it engages in an over-the-counter transaction with a counterparty that declares bankruptcy or fails to fulfill its obligation to the fund.

•

Currency Futures Trading Risks. Currency futures trading involves additional risks. To the extent the adviser’s view as to certain market movements or currency fluctuations is incorrect, the use of currency futures could result in losses greater than if they had not been used. In addition, currency futures trading has market risk, interest rate risk and country risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad.

•

Short Sale Risk. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities because the maximum sustainable loss on a short position may be theoretically unlimited (unlike a long position, where the risk of loss may be limited to the amount invested). Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce the Fund’s return.

•

Risk of Potential Government Regulation of Derivatives. The regulation of certain derivatives, including futures, swaps and options transactions, in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse. Future

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regulation of various types of derivatives, including futures, swaps and options transactions, could limit or prevent the Fund from using these instruments as part of its investment strategy, which could prevent the Fund from achieving its investment objective.

Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options, swaps and futures transactions in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, particularly in the energy markets, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of the instruments in which the Fund invests.

•

Liquidity Risk. Some securities the Fund invests in may be difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities particularly sensitive to illiquidity include high yield debt obligations, derivatives, privately offered securities, and foreign securities.

•

Repurchase Agreement Risks. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If the value of the collateral becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. The Fund intends to enter into repurchase agreements only in transactions with counterparties believed by the adviser to present minimum credit risks.

•

Securities Lending Risks. When the Fund engages in securities lending, it will be subject to the risk that it may experience a delay in receiving additional collateral to secure a loan or a delay in recovering the loaned securities if the borrower defaults.

•	Convertible Securities Risk. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price

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within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are generally senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

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Principal Investment Strategies and Related Risks

Principal Investment Strategies

The Fund invests primarily in one or more exchange-traded funds that are designed to track the performance of the S&P 500® Index (the Underlying ETFs). The Fund also employs an actively managed strategy of writing (selling) call options on all or a portion of the Underlying ETFs. Writing call options is intended to reduce the volatility of the Fund’s equity portfolio by providing a steady cash flow in the form of option premiums. The Fund seeks to provide superior risk-adjusted total returns relative to the CBOE S&P 500 BuyWrite Index (BXMSM) through a combination of returns on the Underlying ETFs and premiums (cash received) from the sale of call options on the Underlying ETFs.

Equity Portfolio

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. The Fund expects that its entire equity portfolio will be comprised of one or more Underlying ETFs, which it considers to be “equity securities” for purposes of complying with its 80% policy.

Holding Underlying ETFs is designed to provide the Fund with passive exposure to the performance of the S&P 500® Index, a widely recognized benchmark of U.S. stock performance that is dominated by the stocks of large U.S. companies. The Underlying ETFs are not actively managed and are instead designed to passively track the performance of the S&P 500® Index. The following table provides information about the Underlying ETFs in which the Fund may invest:

Name	Investment Adviser	Ticker Symbol	Index Tracked
SPDR S&P 500 ETF Trust	PDR Services, LLC, as sponsor of the trust, and State Street Bank and Trust Company, as trustee of the trust	SPY	S&P 500® Index
iShares Core S&P 500 ETF	BlackRock Fund Advisors	IVV	S&P 500® Index
Vanguard S&P 500 ETF	The Vanguard Group, Inc.	VOO	S&P 500® Index

While the Fund invests primarily in one or more of the Underlying ETFs, the adviser maintains the flexibility to determine the allocation of the Fund’s assets among the Underlying ETFs. The Fund may invest without limit in a single Underlying ETF, or

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in any combination of Underlying ETFs. Investors should understand that, under normal circumstances, the Fund intends to be substantially invested in one or more of the Underlying ETFs, regardless of the adviser’s assessment of the current or projected performance of the Underlying ETFs.

Writing and Managing Call Options

The Fund uses an active strategy of writing call options on all or a portion of the Underlying ETFs. As the seller of a call option on an Underlying ETF, the Fund receives cash (the “premium”) from the purchaser. The purchaser of the call option has the right to purchase the security underlying the option at a specified price (the “exercise price” or “strike price”) at any time during the term of the option. If the purchaser exercises the option, the Fund will be required to deliver the Underlying ETF position covering the option at the exercise price. If the purchaser does not exercise the option, the Fund retains the premium. The premium, the exercise price and the value of the Underlying ETF determine the gain or loss realized by the Fund as the seller of the call option.

The adviser actively monitors each of the Fund’s open written option positions to determine whether to buy back the option, ending the Fund’s obligation, or to allow the option to expire. When the Fund buys back an option, the gain or loss realized by the Fund is determined by the difference between the cost of buying back the option and the premium initially received. In order to limit the price of buying back an option, the Fund writes call options within a predefined strike range (i.e., the price at which the call option can be exercised by the purchaser) determined by the adviser, which varies from to slightly to moderately out-of-the money (i.e., the option exercise price is higher than the price of the Underlying ETF). The adviser’s active management of the Fund’s options positions is intended to permit the Fund to realize much of the capital appreciation of the Underlying ETFs while capturing option premium and reducing volatility associated with the Underlying ETFs.

The percentage of the Fund’s portfolio value against which call options are written will vary over time depending on the adviser’s assessment of market conditions and the attractiveness of writing call options on the Underlying ETFs. The adviser uses a multi-factor quantitative model to guide the Fund’s sale of call options. This proprietary model considers multiple factors, including the option premium, certain risk measures, tenor (i.e., the amount of time remaining until expiration), and implied and realized volatility. The Fund may write call options with an aggregate notional value equal to the market value of its positions in Underlying ETFs. In certain market conditions, such as when the adviser expects equity markets to rise sharply, the adviser

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may reduce the percentage of the Fund’s portfolio value over which call options are written (including down to zero) in order to more fully realize gains from rising equity markets.

The Fund’s option writing strategy is intended to reduce the Fund’s volatility relative to U.S. equity securities and provide the Fund with gains from premiums received. However, writing call options may reduce the Fund’s ability to profit from increases in the value of its equity portfolio, especially during periods of sharply rising equity prices.

Principal Risks of Investing in the Fund

All investments involve risk, and the Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. The Fund is not intended to be a complete investment program.

•

Underlying ETFs Risk. The Fund invests primarily in one or more Underlying ETFs, rather than holding individual stocks or other investments directly. Much of the Fund’s performance depends on the investment performance (positive or negative) of the Underlying ETFs. An investment in the Fund is thus subject to the risks of the Underlying ETFs, including those described below. The Fund and its investors will also indirectly bear a portion of the fees and expenses of the Underlying ETFs held by the Fund. These fees are in addition to the Fund’s direct fees and expenses, and may be considered duplicative. An Underlying ETF’s shares may trade at a market price above or below its net asset value and an active (or liquid) trading market for an Underlying ETF’s shares may not be maintained. Trading in shares of an Underlying ETF may be halted by extraordinary market volatility pursuant to so-called “circuit breaker” rules.

•

Market Risk. The Fund’s investment in an Underlying ETF involves risks similar to investing in equity securities directly or in a fund that holds equity securities. The value of the Underlying ETFs held by the Fund will fluctuate due to general market or economic conditions, including fluctuations caused by economic or political developments, perceived trends in stock prices, and changes in interest or currency rates. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The value of the Underlying ETFs will also fluctuate due to factors affecting specific issuers held by the Underlying ETFs. The Underlying ETFs may, at times, become focused in stocks in a particular market sector, which would subject the Underlying ETFs to proportionally higher exposure to events affecting that sector. The Underlying

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ETFs have a large exposure to the large capitalization sector of the U.S. stock market, which may underperform the overall U.S. stock market for extended periods of time.

•

Management Risk. The Fund’s written call option strategy is actively managed and is thus subject to management risk. The adviser will apply its investment techniques and risk analysis in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. The Fund’s written call option strategy may not be successful in reducing the Fund’s volatility, and could cause the Fund to underperform its benchmark and other funds with similar investment objectives and strategies.

•

Quantitative Model Risk. Quantitative models generally depend on historical data to evaluate prospective investments and are thus backward-looking. Options written using the adviser’s quantitative model may not perform as expected based on the adviser’s analysis of historical trends because of factors used in analyzing historical trends, the weights placed on each factor, and changes in market conditions. Because markets are dynamic and change over time, a previously successful quantitative model may become outdated and result in losses to the Fund. Errors in the adviser’s quantitative model or analysis, or in the data on which the model is based, could adversely affect the use of the model or analysis and negatively affect the Fund’s performance. The adviser’s use of quantitative methods and modeling may also fail because of human error.

•

Passive Index-Based Investing Risk. The Underlying ETFs are not actively managed and instead seek to track the performance of the S&P 500® Index. The Underlying ETFs will invest in securities included in, or representative of, the S&P 500® Index, regardless of their investment merits. The Underlying ETFs will not attempt to take defensive positions under any market conditions, including declining markets. The Fund anticipates investing substantially in one or more of the Underlying ETFs regardless of the adviser’s assessment of the current or projected performance of the Underlying ETFs. Maintaining investments in the Underlying ETFs regardless of market conditions or the performance of the Underlying ETFs could cause the Fund’s returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to the equity portion of its portfolio.

•

Tracking Error Risk. While each Underlying ETF is designed to track the performance of the S&P 500® Index, the performance of an Underlying ETF may differ from the performance of the S&P 500® Index. This tracking error may occur because of differences between the securities held in the Underlying

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ETF’s portfolio and those included in the S&P 500® Index, pricing differences, the Underlying ETF holding uninvested cash, differences in the timing of the accrual of dividends, and changes to the S&P 500® Index.

•

Written Call Options Risk. The Fund’s call option writing strategy may not reduce the extent of the Fund’s losses during market declines because the Fund will continue to bear the risk of a decline in the value of its equity portfolio. In a sharply declining market, the Fund will likely experience a sharp decline in its net asset value. There are several additional risks associated with writing call options, including the following:

•

As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market value of the Underlying ETF covering the option and foregoes, during the life of the option, the opportunity to profit from an increase in the market value of the Underlying ETF above the strike price of the call. In a rising market, the Fund could significantly underperform the market.

•

The effective use of written call options depends on the Fund’s ability to terminate these options positions at times when the adviser deems it desirable to do so. There is no guarantee that the Fund will be able to effect closing transactions on written options at any particular time or at an acceptable price, including in response to Fund redemption requests. A liquid market may not exist when the Fund seeks to close out a written call option position. If the Fund is unable to close out an unexpired written option position, the Fund would not be able to sell the Underlying ETF covering the option until the option expires.

•

Demand for written options on the Underlying ETFs may decrease and the market for written options on the Underlying ETFs may discontinue trading or become temporarily unavailable if unusual events, such as value in excess of trading or clearing capability, were to interrupt its normal operations. Any of these events would reduce the effectiveness of the Fund’s option writing strategy and could prevent the Fund from achieving its investment objective.

•

In certain circumstances, the exercise (or strike) price of a call option written by the Fund on an Underlying ETF may be adjusted downward before the option’s expiration as a result of events affecting the Underlying ETF. This would reduce the Fund’s capital appreciation potential on the Underlying ETF.

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•	The Fund’s options transactions will be subject to limitations established by each of the exchanges or other trading facilities on which such options are traded.

•

New Fund Risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, your interest in the Fund may be liquidated at an inopportune time.

Other Investment Information

Temporary Defensive Positions

In response to adverse market, economic, political or other conditions, each Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, such as investing some or all of the Fund’s assets in cash or cash equivalents. A Fund may also choose not to use these temporary defensive strategies for a variety of reasons, even in volatile market conditions. Engaging in these temporary defensive measures may cause a Fund to miss out on investment opportunities and may prevent the Fund from achieving its investment objective. While temporary defensive positions are designed to limit losses, these strategies may not work as intended. Each Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Change in Policies

The Board of Trustees may change each Fund’s investment objective, investment strategies, and other policies set forth in this Prospectus without shareholder approval, except as otherwise provided. The Premium Income Fund may change its 80% policy only upon 60 days’ notice to shareholders.

Disclosure of Portfolio Holdings

The Funds’ Statement of Additional Information includes a description of the Funds’ policies and procedures with respect to the disclosure of portfolio holdings.

Additional Information About Management of the Funds

Adviser

IRON Financial, LLC (the adviser) serves as the investment adviser to the Funds. Founded in 1994, the adviser is an independently owned multi-product investment firm built on the solid commitment to risk mitigation, proprietary research and both fundamental and quantitative. The adviser focuses on managing a series of alternative and enhanced investment strategies across a number of asset classes supported by a highly scalable operation. The adviser is also a provider of comprehensive fiduciary solutions to corporate retirement plans. The adviser delivers its solutions in separately managed account and mutual fund vehicles and serves both the institutional and ultra-high net worth client segments including multifamily offices, plan sponsors, wealth managers, and sub-advisors. As of September 30, 2015, the adviser and its affiliates had approximately $2.2 billion under management.

For its services as investment adviser to the Strategic Income Fund, the adviser received a fee of 1.00% of the average daily net assets of the Strategic Income Fund during the fiscal year ended September 30, 2015.

For its series as investment adviser to the Premium Income Fund, the adviser is entitled to receive an annual fee of 0.90% of the average daily net assets of the Premium Income Fund. With respect to the Premium Income Fund, the adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for each class (excluding brokerage fees and commissions; fees paid pursuant to the Administrative Services Plan (Investor Class only); borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; any 12b-1 fees; taxes; extraordinary expenses; and any indirect expenses, such as acquired fund fees and expenses) do not exceed 1.00% of average daily net assets through January 31, 2017. Any waiver or reimbursement by the adviser is subject to repayment by the Premium Income Fund within three fiscal years; provided that the Fund is able to make the repayment without exceeding the 1.00% limitation. This expense cap may not be terminated prior to this date except by the Board of Trustees.

To the extent that the adviser pays a fee to a financial intermediary for distribution or shareholder servicing, the adviser may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in a Fund and the nature of the services provided by the financial intermediary. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling a Fund’s shares rather than other

Additional Information About Management of the Funds (continued)

mutual funds, particularly where such payments exceed those associated with other funds. Each Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

If you invest in a Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on a Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of a Fund’s shareholder accounts for which the financial intermediary provides services. Investor Class shares may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services to Investor Class shareholders that would otherwise be provided by the Funds’ transfer agent or other service providers if the Investor Class shares were purchased directly from a Fund. To the extent that these fees are not paid by the Funds, the adviser may pay a fee to financial intermediaries for such services.

A discussion of the factors that the Board of Trustees considered in approving the Strategic Income Fund’s advisory agreement is contained in the annual report for the fiscal year ended September 30, 2015. A discussion of the factors that the Board of Trustees considered in approving the Premium Income Fund’s advisory agreement will be contained in its first report to shareholders.

Portfolio Managers

Aaron Izenstark and Daniel Sternberg are jointly and primarily responsible for the management of the Strategic Income Fund. Mr. Izenstark is the lead Portfolio Manager and maintains ultimate authority with respect to investment decisions and management of the Strategic Income Fund. Mr. Sternberg handles the day-to-day operations, trading and research for the Strategic Income Fund.

Edward Connolly is primarily responsible for the management of the Premium Income Fund. The Premium Income Fund’s co-portfolio managers are comprised of a team including Aaron Izenstark, Dr. Ramesh Poola, Ph.D., CFA, and Joe Fanaro.

Additional Information About Management of the Funds (continued)

Aaron Izenstark

Mr. Izenstark is a Co-Founder and Chief Investment Officer of the adviser. Mr. Izenstark has served as portfolio manager of the Strategic Income Fund since its inception in October 2006 and of the Premium Income Fund since its inception in October 2015. Since the adviser’s founding in 1994, Mr. Izenstark’s focus has been on designing specialized fixed income and equity strategies that seek to reduce portfolio volatility and downside risk while earning competitive returns through full market cycles. Under the guidance of Mr. Izenstark, the adviser has grown to manage approximately $2.2 billion in assets for a range of intermediary, institutional and high net worth investors.

Prior to co-founding the adviser in 1994, Mr. Izenstark was a member of the Chicago Board of Trade and Chicago Mercantile Exchange where he specialized in the trading of fixed income and equity derivatives. Mr. Izenstark began investing in high yield fixed income securities in 1988 while a member of the Chicago Board of Trade (CBOT) – where he first developed the investment process that has evolved into the full investment methodology the adviser uses today in managing the Strategic Income Fund. Mr. Izenstark received his Bachelor of Science in Business Administration from Indiana University and he holds the FINRA Series 2 and 65 licenses.

Daniel Sternberg

Mr. Sternberg is the co-portfolio manager of the Strategic Income Fund. Mr. Sternberg joined the adviser in 2002 and has been responsible for investment research, trading and portfolio management of the Strategic Income Fund since its inception in October 2006. Prior to co-managing the Strategic Income Fund, Mr. Sternberg was responsible for fixed income trading and investment research for fixed income separate accounts at the adviser.

Mr. Sternberg received a Bachelor of Science degree in Finance from Ithaca College and holds a FINRA Series 65 license. He has been a member of the Investment Advisory Board for the Ithaca Real-Time Fund since its inception in 2008. The Fund provides undergraduate students a valuable opportunity to manage real money in an active stock portfolio. Additionally, Mr. Sternberg was Treasurer of the Board for the Chicago Mosaic School from 2010-2015.

Edward Connolly

Mr. Connolly has been portfolio manager of the Premium Income Fund since its inception in October 2015. Mr. Ted Connolly is a trader and portfolio manager for a

Additional Information About Management of the Funds (continued)

series of strategies for the adviser. Mr. Connolly joined the adviser in 2006 and has responsibility for overseeing the global and domestic option overlay strategies for Separately Managed Accounts at the adviser. In addition, Mr. Connolly has responsibility for fixed income strategies incorporating the use of corporate, government, municipal and convertible securities. Prior to joining the adviser, Mr. Connolly worked for several market making firms at the Chicago Board Options Exchange and the Chicago Board of Trade. During this time, Mr. Connolly was responsible for the administrative start-up of a yield curve trading group trading futures to hedge option trades as well as trading the daily and overnight gamma for open option positions. Mr. Connolly earned a Bachelor of Arts in Economics from Connecticut College and holds the FINRA Series 65 license.

Dr. Ramesh Poola, Ph.D., CFA

Dr. Ramesh Poola, Ph.D., CFA has been a co-portfolio manager of the Premium Income Fund since its inception in October 2015. He is the Managing Director of Investment and Quantitative Research for the adviser. Dr. Poola joined the adviser in 2009 and he heads and oversees all quantitative investment research, financial modeling, portfolio construction, and risk analysis for the adviser’s investment strategies across all asset classes. He also leads investment research for the adviser’s ERISA 3(38) Investment Fiduciary Corporate Retirement Services business. Prior to joining the adviser, Dr. Poola was an Equities Research Analyst at Koch Quantitative Trading, LLC, a division of Koch Industries, where he was responsible for quantitative research; the development of new investment strategies; and the development and enhancement of advanced risk management practices. Previously, Dr. Poola was an Equity Research Analyst at Morningstar, LLC where he was responsible for fundamental equity research coverage in the diversified industrial sector. He conceived and organized Morningstar’s first stock conference, “The Management Behind the Moat.” Previously, Dr. Poola spent six years in advanced engineering research and development at General Motors Corporation and six years as a leading researcher at Argonne National Laboratory. Dr. Poola was awarded eleven U.S. Patents and authored/co-authored over 60 scholarly technical papers in leading peer-reviewed journals. Also, he was a recipient of GM’s “Outstanding Achievement Award” for exemplary leadership and excellence and was a three-time recipient of the “Argonne Director’s Award,” – the highest award provided by Argonne for outstanding achievements and research contributions. He was also a recipient of the “R&D 100” award from R&D magazine.

Dr. Poola received his M.B.A. with honors in Analytical Finance and Accounting from the University of Chicago, Booth School of Business. He also holds a Ph.D. in

Additional Information About Management of the Funds (continued)

Mechanical Engineering from the Indian Institute of Technology, Madras, India. Dr. Poola is a CFA Charterholder and is a member of the CFA Society of Chicago and the Quantitative Finance Group.

Joe Fanaro

Mr. Fanaro has been a co-portfolio manager of the Premium Income Fund since its inception in October 2015. He is a trader and portfolio manager for the adviser’s Equity Derivatives and REIT strategies. Mr. Fanaro joined the adviser in 2012 and is also responsible for investment strategy research across asset classes including fixed income, equities, options and futures. Prior to joining the adviser, Mr. Fanaro worked in the futures industry as a Trader and Quantitative Analyst, where he researched, developed, executed and managed the risk of investment strategies. Mr. Fanaro worked extensively in the development of financial models to value derivatives and cash securities, covering both traditional and alternative investments. Mr. Fanaro received his M.B.A. with honors in Finance from DePaul University, Kellstadt Graduate School of Business and a Bachelor’s of Science from DePaul University’s College of Commerce.

The Funds’ Statement of Additional Information provides additional information about the portfolio managers, including the compensation structure, a description of other accounts managed, and ownership of shares of the Funds.

Account Information

How to Buy Shares

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, a Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Funds reserve the right to close your account without notice and return your investment to you at the Fund’s net asset value determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Classes of Shares

Each Fund currently offers Investor Class and Institutional Class shares. Both share classes require a minimum initial investment of $10,000 and minimum subsequent investments of $1,000. If you purchase Fund shares through a financial intermediary, the financial intermediary may require different investment minimums.

Investor Class. Investor Class shares charge a 0.25% 12b-1 fee and a 0.10% administrative services fee, and are offered to individual investors through mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans, banks, or trust companies that have entered into a selling agreement with the Funds’ distributor. Investor Class shares are often made available on various no transaction fee platforms.

Institutional Class. Institutional Class shares do not pay any 12b-1 fees or administrative services fees. Institutional Class shares can be purchased directly through the distributor or other financial institutions, which may charge transaction fees with respect to your purchase.

You may be eligible to purchase both classes of shares. If so, you should compare the fees and expenses applicable to each class and decide which is better for you. Investor Class shares pay ongoing 12b-1 fees and administrative services fees, and therefore

Account Information (continued)

have higher annual expenses than Institutional Class shares. Institutional Class shares purchased through a financial intermediary (other than the Fund’s distributor) may be subject to transaction fees payable to the financial intermediary. Depending on the size and frequency of your transactions, as well as the length of time you intend to hold the shares, you may pay more with one class than you would with the other.

Each Fund reserves the right to change the above eligibility criteria for either share class. A Fund may waive the minimums for either class of shares at its discretion, including for existing clients of the adviser. For example, a Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment; however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from a Fund, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail – To be in proper form, your initial purchase request must include:

•	a completed and signed investment application form; and

•	a personal check with name pre-printed (subject to the minimum amounts) made payable to the applicable Fund; and

•	an indication of whether Investor Class or Institutional Class shares are to be purchased.

Mail the application and check to:

U.S. Mail:	Overnight:
IRON Funds c/o Ultimus Asset Services, LLC P.O. Box 6110 Indianapolis, Indiana 46206-6110	IRON Funds c/o Ultimus Asset Services, LLC 2960 North Meridian Street, Suite 300 Indianapolis, Indiana 46208

Account Information (continued)

By Wire – You may also purchase shares of a Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (877) 322-0575 to obtain information on how to set up your account and obtain an account number.

You must provide a signed application to Ultimus Asset Services, LLC, the Funds’ transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Funds, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the applicable Fund. The purchase price will be the net asset value next determined after the wire is received by the Fund. Any delays, which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. There is presently no fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of a Fund at any time (subject to the minimum amount) by mail, wire, or automatic investment. Each additional mail purchase request must contain:

•	your name,

•	the name(s) on your account(s),

•	your account number(s),

•	the name of the Fund (including share class),

•	a check made payable to the applicable Fund

Checks should be sent to the applicable Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, follow the instructions outlined under the heading “Initial Purchase – By Wire” in this prospectus.

Automatic Investment Plan

You may make regular investments in a Fund with an Automatic Investment Plan by completing the appropriate section of the account application or completing a systematic investment plan form with the proper signature guarantee and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking

Account Information (continued)

account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

Shares of the Funds may be an appropriate investment for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Contact the Funds’ transfer agent for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the applicable Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the transfer agent about the IRA custodial fees.

Distribution Plan

Each Fund has adopted a distribution plan (the “Plan”) for its Investor Class shares in accordance with Rule 12b-1 under the 1940 Act. Under the Fund’s plan, the Fund pays a fee of 0.25% of the average daily net assets of Investor Class shares to the Fund’s adviser or any broker-dealer, investment adviser, bank or other financial institution to help defray the cost of distributing Investor Class shares or servicing Investor Class shareholders, including sales and marketing expenses. Because these fees are an ongoing expense, over time they reduce the net investment results of Investor Class shares and may cost you more than paying other types of sales charges. The Funds’ adviser may also make payments to financial intermediaries for the distribution of a Fund’s shares.

Administration Plan

Each Fund has adopted an Administration Plan with respect to Investor Class shares, pursuant to which the Fund pays an annual fee equal to 0.10% of the average daily net assets of the Fund’s Investor Class shares to compensate financial intermediaries that provide administrative services to the Investor Class shareholders pursuant to a written agreement with the Fund or the Fund’s distributor. Financial intermediaries eligible to receive payments under the Administration Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Investor Class shares.

Account Information (continued)

For purposes of the Administration Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Investor Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Investor Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. Over time, administration fees increase the cost of your investment in a Fund’s Investor Class shares because these fees are paid out of the Fund’s assets on an on-going basis.

Other Purchase Information

The Funds may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by a Fund. You may be prohibited or restricted from making future purchases in a Fund. Checks should be made payable to the applicable Fund. Each Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, (other than money orders issued by a bank) credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired).

The Funds have authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept purchase and sell orders on their behalf. A Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

How to Redeem Shares

You may receive redemption payments by check, ACH or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the applicable Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Funds do not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the applicable Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser

Account Information (continued)

of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail – You may redeem any part of your account in a Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Overnight:
IRON Funds c/o Ultimus Asset Services, LLC P.O. Box 6110 Indianapolis, Indiana 46206-6110	IRON Funds c/o Ultimus Asset Services, LLC 2960 North Meridian Street, Suite 300 Indianapolis, Indiana 46208

“Proper order” means your request for a redemption must include:

•	the Fund name,

•	account number,

•	account name(s) and address, and

•	the dollar amount or number of shares you wish to redeem.

Requests to sell shares that are received in proper order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. A Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record, mailed to an address other than the address of record, if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. A Fund may also require a signature guarantee for redemptions of $50,000 or more. Signature guarantees are for the protection of shareholders. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at (877) 322-0575 if you have questions. At the discretion of a Fund or the Fund’s transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

Account Information (continued)

By Telephone – You may redeem any part of your account (up to $50,000) in a Fund by calling Shareholder Services at (877) 322-0575. You must first complete the Optional Telephone Redemption and Exchange section of the investment application or provide a signed letter of instruction with the proper signature guarantee stamp to institute this option. The Funds, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

A Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning a Fund, although neither the Funds nor the transfer agent anticipate difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach a Fund by telephone, you may request a redemption or exchange by mail.

Fund Policy on Market Timing

The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of a Fund’s shares held by long- term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing each Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all shareholders of the Funds. The Board of Trustees also has adopted a redemption policy to discourage short-term traders and/or market timers from investing in a Fund. A 1.00% short-term redemption fee will be assessed by the applicable Fund against investment proceeds withdrawn within 30 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, a Fund uses a “first-in, first-out” method to determine the 30 calendar-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be used for the benefit of existing shareholders. The Funds’ administrator performs automated monitoring of short-term trading activity, if any,

Account Information (continued)

in each Fund’s shares. Any instance of suspected short-term trading is investigated by the Administrator’s compliance department. If such trades were deemed to be a violation of the Funds’ short-term trading policy, then the adviser would be notified and action taken, such as suspending future purchases by the short-term trader. The Administrator provides a quarterly certification to the Board of Trustees, confirming that it has monitored Fund shareholders’ trades for potential short-term trading activity and, if such activity were to be discovered, the Administrator would be required to report such short-term trading to the Board of Trustees.

If you invest in a Fund through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for transactions by accounts that do not involve market timing, such as mandatory retirement withdrawals, systematic withdrawals, or asset allocation, wrap fee or other advisory accounts that involve periodic re-balancing. A Fund also may waive the redemption fee in other instances when the Fund believes it is appropriate under the circumstances. No exceptions will be granted to persons believed to be “market-timers.”

While each Fund attempts to deter market timing, there is no assurance that a Fund will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Despite a Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through a financial intermediary. Omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers and redeemers of the Fund’s shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not disclosed to the Fund. Consequently, the Fund may not have knowledge of the identity of investors and their transactions. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that a Fund will be able to apply the fee to such accounts in an effective manner. Under a federal rule, each Fund is required to have an agreement with many of its intermediaries obligating the intermediaries to provide, upon the Fund’s request, information regarding the intermediaries’ customers and their transactions. However,

Account Information (continued)

there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even with such an agreement in place. Certain intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. In addition to the redemption fee, each Fund reserves the right to reject any purchase order for any reason, including purchase orders that the Fund does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Funds have not entered into any arrangements with any person to permit frequent purchases and redemptions of shares.

Additional Information

If you are not certain of the requirements for a redemption please call Shareholder Services at (877) 322-0575. Redemption requests specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the seventh day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the SEC, a Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if a Fund incurs bank charges because you request that the Fund re-issue a redemption check.

For non-retirement accounts, redemption proceeds, including dividends and other distributions, sent by check by a Fund and not cashed within 180 days will be reinvested in the applicable Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to market risk like any other investment in a Fund. Because the Funds incur certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is, due to redemptions, less than $10,000 for the Institutional Class or $500 for the Investor Class, or such other minimum amount as a Fund may determine from time to time. You may increase the value of your shares in the appropriate class to the minimum amount within the 30-day period. All shares of each Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. In such event, pursuant to the Agreement and Declaration of Trust, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

Account Information (continued)

Determination of Net Asset Value

The price you pay for your shares is based on the applicable Fund’s net asset value per share (NAV) for the applicable class. The NAV of each class is calculated after the close of trading (normally 5:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, Federal holidays and Good Friday). For each class, the NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the applicable NAV next calculated after a Fund receives your order in proper form.

Debt securities, other than short-term debt securities (discussed below), are valued based on prices provided by an independent pricing service. Pricing services determine valuations based on a number of factors, including any recent market transactions, bids, yields or prices of obligations of comparable quality, coupon, maturity and type, indications as to value from recognized dealers, and general market conditions. A pricing service may use electronic data processing techniques and/or a computerized matrix system to determine valuations. Equity securities traded on a securities exchange are valued at the last-quoted sales price as reported by the primary exchange on which the securities are listed. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Investments in mutual funds are valued at the closing NAV for those funds as obtained from Bloomberg or other electronic sources. Swaps typically are marked to market daily based on values provided by independent vendors, which may include a registered exchange, or quotations from market makers if available. Short-term securities maturing in 60 days or less that had maturities of more than 60 days when acquired are valued at amortized cost using the market value on the 61st day before maturing. Short-term securities maturing in 60 days or less at acquisition are generally valued at amortized cost.

If the adviser believes that the validity of market quotations or the price provided by a pricing service appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the adviser is aware of any other data that calls into question the reliability of market quotations or prices provided by a pricing service, the security will be valued at a price supplied by the Fund’s adviser in good faith pursuant to fair valuation guidelines established by the Board of Trustees. When fair value pricing securities, the adviser seeks to assign a value that represents the amount that the applicable Fund might reasonably expect to receive for the security upon its current

Account Information (continued)

sale. For example, with respect to swaps, newly issued bonds, or restricted securities for which market quotations are not readily available, the adviser may determine a “fair value” by obtaining prices from two independent broker-dealer firms and averaging the two prices, which average price is deemed the price of that security (or the price provided by one firm, if only one firm is available to provide a price for a security). If prices from broker-dealer firms or other secondary market sources are not available, the adviser may value such securities at a fair value determined by its portfolio managers and analysts, based on their analysis of certain factors, subject to guidelines approved by the Board of Trustees. Such fair valuation would also be required if a mutual fund in which a Fund invests fails to calculate its NAV as of the time of the Fund’s NAV calculation. Without fair valuation, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders or that a Fund will realize fair valuation upon the sale of a security. Investments in derivatives, junk bonds or other thinly traded securities are more likely to trigger fair valuation than investments in other securities. A Fund may invest in portfolio securities that are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares and, as a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the adviser at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the adviser’s fair value methodology is inappropriate. The adviser will adjust the fair values assigned to securities in a Fund’s portfolio, to the extent necessary, if market prices become available.

Dividends, Distributions and Taxes

Dividends and Distributions. Each Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request to the Fund. Eacg Fund expects that its distributions will consist primarily of dividend income and interest and net realized capital gains. The Funds expect to make net investment income distributions quarterly and capital gains distributions annually.

Account Information (continued)

Taxes. Net investment income distributed by a Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as described below. Please see the table below for additional information.

Each Fund will typically distribute net realized capital gains (the excess of net long-term capital gain over net short-term capital loss) to its shareholders once a year. Capital gains are generated when a Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If a Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital. Generally, the Strategic Income Fund expects that, as a result of its investment objectives and strategies, its investment income will include income from swap agreements and net short-term gains from certain option transactions. Generally, the Premium Income Fund expects that its investment income will include net short-term gains from certain option transactions. Any premium income from option transactions that is distributed will be subject to ordinary income tax rates, except as described below.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by a Fund automatically will be invested in additional shares of the applicable Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Funds will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;

•	Dividends and capital gain distributions are not cashed within 180 days; or

•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by a Fund which are not cashed within 180 days will be reinvested in the applicable Fund at the current day’s NAV. When reinvested those amounts are subject to market risk like any other investment in the Fund.

Account Information (continued)

You may want to avoid making a substantial investment when a Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to a Fund’s shareholders. These transactions typically create the tax liabilities described in the table below for taxable accounts.

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects current law.

Type of Transaction	Tax Status
Qualified dividend income	Generally maximum 15% rate on non-corporate taxpayers whose income is equal to or less than $415,050 (individual filers) or $466,950 (married filing jointly) and 20% on individual taxpayers whose income exceeds these thresholds and on most trusts and estates.

Net short-term capital gain distributions	Ordinary income rates.

Net long-term capital gain distributions	Generally maximum 15% rate on non-corporate taxpayers whose income is equal to or less than $415,050 (individual filers) or $466,950 (married filing jointly) and 20% on individual taxpayers whose income exceeds these thresholds and on most trusts and estates.

Sales of shares (including redemptions) owned more than one year	Gains taxed at generally maximum 15% rate on non-corporate taxpayers whose income is equal to or less than $415,050 (individual filers) or $466,950 (married filing jointly) and 20% on individual taxpayers whose income exceeds these thresholds and on most trusts and estates.

Sales of shares (including redemptions) owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules.

Account Information (continued)

An additional 3.8% Medicare tax generally will be imposed on certain net investment income of non-corporate taxpayers, including dividends and capital gain distributions received from a Fund and gains from the sale of shares, including redemptions.

As described generally above, designated dividends paid by a Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% or 20% to the extent such dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that a Fund has ordinary income from investments in debt securities, for example, such as interest income, dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of a Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if a Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% (or any applicable higher rate) of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

Cost Basis Reporting. Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the fund’s shareholders’ Form 1099s when “covered” securities are sold. Covered securities include any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Each Fund has chosen Average Cost as its default tax lot identification method for all shareholders. This tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases

Account Information (continued)

(including reinvested dividends and declared or reinvested capital gain distributions) on different dates at differing NAVs, and the entire position is not sold at one time. A Fund’s default tax lot identification method is the method covered shares will be reported on your IRS Form 1099-B if you do not select a specific tax lot identification method. You may choose a method different from a Fund’s default lot identification method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury Department regulations or consult your tax advisor with regard to your personal circumstances.

General Disclaimer. For those securities defined as “covered” under current IRS cost basis reporting regulations, each Fund is responsible for maintaining accurate cost basis and tax lot identification information for tax reporting purposes. A Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

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Financial Highlights

The following tables are intended to help you better understand the Strategic Income Fund’s recent financial performance. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Strategic Income Fund, assuming reinvestment of all dividends and distributions. The information has been audited by Cohen Fund Audit Services, Ltd., an Independent Registered Public Accounting Firm, whose report, along with the Strategic Income Fund’s financial statements, is included in the Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2015, which is available upon request without charge. As of September 30, 2015, the Premium Income Fund had not commenced operations, so no financial highlights are available.

IRON STRATEGIC INCOME FUND – Institutional Class

Financial Highlights

For a share outstanding during each period

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
Selected Per Share Data:
Net asset value, beginning of period	$11.45	$11.47

Income from Investment operations:
Net investment income (a)	0.34	0.48
Net realized and unrealized gain (loss)	(0.76)	(0.01)

Total from investment operations	(0.42)	0.47

Less distributions to shareholders:
From net investment income	(0.30)	(0.49)
Tax Return of Capital	—	—
From net capital gains	(0.27)	—

Total distributions	(0.57)	(0.49)

Paid in capital from redemption fees	— (c)	— (c)

Net asset value, end of period	$10.46	$11.45

Total Return (d)	-3.75%	4.14%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$230,120	$378,785
Ratio of expenses to average net assets (e)	1.19%	1.15%
Ratio of net investment income to average net assets (a) (e)	2.98%	4.07%
Portfolio turnover rate	191%	45%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Per share amounts calculated using average shares method.
(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e)	These ratios exclude the impact of expenses of the underlying funds in which the Fund invests.

IRON STRATEGIC INCOME FUND – Institutional Class

Financial Highlights

For a share outstanding during each period

For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011

$11.33	$11.13	$11.96

0.52 (b)	0.52 (b)	0.47
0.04	0.68	(0.49)

0.56	1.20	(0.02)

(0.42)	(0.49)	(0.51)
—	(0.02)	—
—	(0.49)	(0.30)

(0.42)	(1.00)	(0.81)

— (c)	— (c)	— (c)

$11.47	$11.33	$11.13

5.02%	11.22%	-0.39%

$414,438	$488,713	$548,976
1.15%	1.13%	1.11%

4.51%	4.61%	3.95%
43%	72%	98%

IRON STRATEGIC INCOME FUND – Investor Class

Financial Highlights

For a share outstanding during each period

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
Selected Per Share Data:
Net asset value, beginning of period	$11.53	$11.55

Income from Investment operations:
Net investment income (a)	0.31	0.40
Net realized and unrealized gain (loss)	(0.77)	0.04

Total from investment operations	(0.46)	0.44

Less distributions to shareholders:
From net investment income	(0.26)	(0.46)
Tax Return of Capital	—	—
From net capital gains	(0.27)	—

Total distributions	(0.53)	(0.46)

Paid in capital from redemption fees	— (c)	— (c)

Net asset value, end of period	$10.54	$11.53

Total Return (d)	-4.08%	3.77%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$12,540	$24,328
Ratio of expenses to average net assets (e)	1.54%	1.50%
Ratio of net investment income to average net assets (a) (e)	2.61%	3.64%
Portfolio turnover rate	191%	45%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Per share amounts calculated using average shares method.
(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e)	These ratios exclude the impact of expenses of the underlying funds in which the Fund invests.

IRON STRATEGIC INCOME FUND – Investor Class

Financial Highlights

For a share outstanding during each period

For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011

$11.41	$11.21	$12.02

0.45 (b)	0.48 (b)	0.56
0.08	0.68	(0.65)

0.53	1.16	(0.09)

(0.39)	(0.45)	(0.42)
—	(0.02)	—
—	(0.49)	(0.30)

(0.39)	(0.96)	(0.72)

— (c)	— (c)	— (c)

$11.55	$11.41	$11.21

4.60%	10.86%	-0.88%

$14,154	$4,199	$4,084
1.49%	1.48%	1.46%

3.90%	4.26%	4.58%
43%	72%	98%

Additional Information About the Funds

The Fund’s Statement of Additional Information (SAI) and anuual and semiannual reports to shareholders contain additinal information about the Funds. The SAI is incorporated by reference into this prospecuts, which means it is part of this prospectus for legal purposes. The Funds’ annual reports to shareholders discuss market conditions and investment strategies that significantly affected the Funds’ performance during the fiscal year.

You may obtain free copies of the SAI, annual report and semiannual report as well as other information about the Funds and may make other shareholder inquiries by calling Shareholder Services at (877) 322-0575. You may also obtain free copies of these materials by visiting the Funds’ website at www.ironfunds.com.

INVESTMENT ADVISER	DISTRIBUTOR
IRON Financial LLC 630 Dundee Rd. Suite 200 Northbrook, IL 60062 www.ironfinancial.com www.ironfunds.com	Unified Financial Securities, LLC 2960 N. Meridian St. Suite 300 Indianapolis, IN 46208

You may review and copy information about the Funds (including the SAI and other reports) at the SEC Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Investment Company Act #811-21237